EXHIBIT 32.1
CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-QSB of Cereplast, Inc. (the “Company”) for the period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Frederic Scheer, Chief Executive Officer and Principal Accounting/Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 5, 2007

By:	/s/ Frederic Scheer
Frederic Scheer
President, Chief Executive Officer, and Chairman